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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference of our report on Granite Financial, Inc. dated August 20, 1997, into Fidelity National Financial, Inc.'s Registration Statement on Form S-3 and to all references to our firm included in such Registration Statement.

                                        /s/ Ehrhardt Keefe Steiner & Hottman PC
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                                        Ehrhardt Keefe Steiner & Hottman PC

October 16, 1998
Denver, Colorado